SCHEDULE 14C

Information Required in Information Statement

                            SCHEDULE 14C INFORMATION
   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                                  Act of 1934
                                (Amendment No. )

Check the appropriate box:

|_|   Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|X|   Definitive Information Statement

                          Hertz Technology Group, Inc.
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                  (Name of Registrant as Specified in Charter)

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|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. (1)

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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

                          HERTZ TECHNOLOGY GROUP, INC.
                                75 Varick Street
                          New York, New York 10013-1917

                 Notice of Proposed Action by Written Consent of
                   A Majority of the outstanding Common Stock
                             to be taken on or about
                                October 30, 1998

To the Stockholders of Hertz Technology Group, Inc.:

      Notice is hereby given that an Action by Written Consent by the holders of a majority of the outstanding Common Stock of Hertz Technology Group, Inc. (the "Company") consisting of Eli E. Hertz and his wife, Marilyn, the principal officers and largest stockholders of the Company is proposed to be taken on or about October 30, 1998 to amend the Company Certificate of Incorporation to provide for a reverse stock split of one share of common stock for each three shares of common stock outstanding.

      Only stockholders of record at the close of business on October 6, 1998 are entitled to Notice of the Proposed Action by Written Consent. The Company is not soliciting proxies.

Dated: October 9, 1998

                                  By Order of the
                                  Board of Directors


                                  Eli E. Hertz
                                  Chairman of the Board,
                                  President and Chief Executive Officer

                          HERTZ TECHNOLOGY GROUP, INC.

                              INFORMATION STATEMENT

      This Information Statement is being furnished to holders of Common Stock, $.001 par value per share ("Common Stock") of Hertz Technology Group, Inc. (the "Company") in connection with a Proposed Action by Written Consent pursuant to Sections 228 and 242 of the Delaware General Corporation Law to be taken by the holders of a majority of the Company's outstanding Common Stock on or about October 30, 1998. Such action will approve an amendment to the Company's Certificate of Incorporation authorizing a three for one reverse stock split of the Company's Common Stock. The address of the Company's principal executive office is 75 Varick Street, New York, New York 10013-1917.

      Upon filing of the amendment to the Company's Certificate of Incorporation each three (3) shares of Common Stock of the Company (the "Old Common Stock") issued and outstanding or held in the treasury of the Company shall be combined, reclassified and changed into one (1) fully paid and nonassessable share of Common Stock (the "New Common Stock"). Each holder of record of a Certificate for one (1) or more shares of the Old Common Stock shall be entitled to receive upon surrender of such Certificate a Certificate representing the largest whole number of shares of Common Stock to which the holder shall be entitled pursuant to the one for three reverse stock split. Any Certificates for shares of Old Common Stock not so surrendered shall be deemed to represent one (1) share of New Common Stock for each three (3) shares of Old Common Stock previously represented by such Certificate.

      No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination of the Old Common Stock into shares of New Common Stock. Instead, the Company shall round the number of shares to be received to the nearest whole number of shares.

      Although each Shareholder's stockholdings will be reduced by two-thirds, his pro rata interest in the Company and in its outstanding stock will remain the same. Except for the fact that the number of each Stockholder's shares of Common Stock will be reduced, in all other respects the shares of New Common Stock will be identical with the shares of Old Common Stock. The purpose of such action is to raise the market price of the Company's Common Stock to above $1.00 per share so as to meet the NASDAQ requirements to avoid delisting. The Company intends to apply for listing of the New Common Stock on NASDAQ, the same exchange on which the Old Common Stock is listed.

      The Company's Common Stock has traded a low of $.59 and a high of $.97 for the period between August 1, 1998 and September 15, 1998.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

      The approximate date on which this Information Statement will be mailed to Shareholders is October 9, 1998.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      At the Record Date the Company had outstanding approximately 3,253,249 shares of Common Stock, par value $.001 per share. Each share outstanding entitles the holder thereof to one vote.

      The Board of Directors has fixed the close of business on October 6, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of the Proposed Action by Written Consent.

      Eli E. Hertz, Chairman of the Board, President and Chief Executive Officer of the Company and his wife, I. Marilyn Hertz, Vice Chairperson, Secretary and Director of the Company, together holding an aggregate of 1,668,394 shares of Common Stock as of the Record Date representing more than a majority of the Company's outstanding stock have indicated that they will sign a consent to the action required to effect the proposed reverse stock split, which consent will be sufficient without more to provide the necessary stockholder approval to such action.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock on September 24, 1998 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group:


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

Name and Address(1)        Position With Company      Number of Shares   Percent of Shares
-------------------        ---------------------      ----------------   -----------------
                        Chairman,
                        President and Chief
Eli E. Hertz            Executive Officer; Director     1,762,977(2)          42%(6)

                        Vice Chairperson,
I. Marilyn Hertz        Secretary and Director            905,417(3)          28%

                        Senior Vice President,
                        Principal Financial
                        Officer,
                        Chief Accounting Officer
Barry J. Goldsammler    and Director                       83,333(4)          (7)

Beryl Ackerman          Director                            2,500(5)          (7)

Bruce Borner            Director                            2,700(5)          (7)

All Officers and
Directors as a Group
(5 persons)                                             2,756,927             65%(8)

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(1)   The address of all the persons listed above is c/o Hertz Technology Group,
      Inc., 75 Varick Street, 11th Floor, New York, New York 10013.

(2) Includes 900,000 shares and 83,333 shares issuable upon exercise of currently exercisable options at $5.50 per share and $1.50 per share respectively.

(3) Includes 16,667 shares issuable upon exercise of currently exercisable options at $1.50 per share.

(4) Includes 8,333 shares issuable upon exercise of currently exercisable options at $1.50 per share.

(5) Includes 2,500 shares issuable upon exercise of currently exercisable options at $1.50 per share.

(6) Assumes that all currently exercisable options by such person have been exercised.

(7)   Less than 1%

(8) Assumes all currently exercisable options by officers and directors are exercised.


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